Exhibit 99.2

Earnings Release April 16, 2008

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2007, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Another good quarter Impact on margin from rapid decrease in Fed funds rate Provision in line with guidance Improvement in non-performing loans Growth in line with expectations Texas economy remains stable

Financial Highlights EPS growth Increased 3% compared to Q1-2007; 25% on linked-quarter basis Growth in loans Held for investment -26% growth over Q1-2007; 4% increase on linked-quarter basis Total loans -25% growth over Q1-2007; 6% increase on linked-quarter basis Growth in deposits Demand deposits - increase of 7%, from Q1-2007; 3% decrease from Q4-2007 Total deposits - consistent with Q1-2007; decrease of 2% on linked-quarter basis Net interest margin at 3.65% Decrease of 13 bps from Q1-2007 and 20 bps from Q4-2007 Impact of rapidly declining Fed funds rate Credit quality Provision of $3.8 million for quarter Decrease in non-performing loans Net charge-offs of $2.6 million for Q1-2008 Comparisons based on average balances and results of continuing operations

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $8.0 million, an increase of 6% from Q1-2007; 23% increase on linked- quarter basis Improved operating leverage Net interest income growth of 16% from Q1-2007; decrease of 2% from Q4-2007 Non-interest income increase of 8% from Q1-2007; 16% increase from Q4-2007 Net revenue growth of 15% from Q1-2007; slight decrease from Q4-2007 9% growth in non-interest expense from Q1-2007; 13% linked-quarter growth NIM decreased by 13 bps from Q1-2007; decrease of 20 bps for linked quarter Impacted by reduction in Fed funds rate Loan growth, liability repricing Reduced impact of asset sensitivity Note: All comparisons based on continuing operations

Income Statement (in thousands) Q1-08 Q4-07 Q3-07 Q2-07 Q1-07 Net interest income $ 36,599 $ 37,531 $ 36,531 $ 34,170 $ 31,520 Provision for loan losses 3,750 9,300 2,000 1,500 1,200 Net interest income after provision for loan losses 32,849 28,231 34,531 32,670 30,320 Non-interest income 5,683 4,880 4,875 5,589 5,283 Non-interest expense 26,277 23,206 25,894 25,411 24,095 Income before income taxes 12,255 9,905 13,512 12,848 11,508 Income tax expense 4,225 3,367 4,668 4,463 3,922 Net income $ 8,030 $ 6,538 $ 8,844 $ 8,385 $ 7,586 Diluted EPS $ .30 $ .24 $ .33 $ .31 $ .29 Net interest margin 3.65% 3.85% 3.85% 3.81% 3.78% ROA .76% .63% .88% .88% .84% ROE 10.64% 8.88% 12.73% 12.59% 12.12% Efficiency 62.1% 54.7% 62.5% 63.9% 65.5% Note: Above financial data and ratios based on continuing operations

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q1 2008 Q4 2007 Q1 2007 Q1/Q4 % Change YOY % Change Loans held for investment $3,483,840 $3,337,968 $2,767,834 4% 26% Loans held for sale 171,672 122,205 156,400 40% 10% Total loans 3,655,512 3,460,173 2,924,234 6% 25% Securities 428,401 450,398 505,358 (5)% (15)% Demand deposits 469,299 485,211 439,071 (3)% 7% Total deposits 3,051,930 3,117,077 3,050,903 (2)% (0)% Total assets 4,263,954 4,107,082 3,651,928 4% 17% Note: Above financial data based on continuing operations

Financial Summary (in thousands) Period End Period End Period End Q1 2008 Q4 2007 Q1 2007 Q1/Q4 % Change YOY % Change Loans held for investment $3,493,631 $3,462,608 $2,885,963 1% 21% Loans held for sale 239,860 174,166 208,074 38% 15% Total loans 3,733,491 3,636,774 3,094,037 3% 21% Securities 425,513 440,119 498,372 (3)% (15)% Demand deposits 503,554 529,334 507,686 (5)% (1)% Total deposits 3,155,313 3,066,377 3,086,737 3% 2% Total assets 4,351,514 4,286,718 3,807,232 2% 14% Note: Above financial data based on continuing operations

QTD Average Balances, Yields and Rates (in thousands) Q1 2008 Q1 2008 Q4 2007 Q4 2007 Q1 2007 Q1 2007 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 428,401 4.78% $ 450,398 4.78% $ 505,358 4.86% Fed funds sold & liquidity investments 5,965 3.51% 6,616 4.50% 1,515 5.35% Loans held for sale 171,672 6.11% 122,205 6.08% 156,400 7.24% Loans held for investment 3,483,840 6.84% 3,337,968 7.95% 2,767,834 8.55% Total loans, net of reserve 3,621,993 6.87% 3,434,215 7.94% 2,903,233 8.55% Total earning assets 4,056,359 6.65% 3,891,229 7.57% 3,410,106 8.00% Total assets $ 4,263,954 $ 4,107,082 $ 3,651,928 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,582,631 3.38% $ 2,631,866 4.21% $ 2,611,832 4.80% Other borrowings 773,149 3.43% 560,523 4.60% 207,303 5.01% Long-term debt 113,406 6.69% 113,406 7.20% 113,406 7.32% Total interest bearing liabilities 3,469,186 3.50% 3,305,795 4.38% 2,932,541 4.91% Demand deposits 469,299 485,211 439,071 Stockholders' equity 303,398 292,076 253,822 Total liabilities and stockholders' equity $ 4,263,954 2.85% $ 4,107,082 3.52% $ 3,651,928 3.94% Net interest margin 3.65% 3.85% 3.78% Note: Above financial data based on continuing operations

2003 2004 2005 2006 2007 Q1-2008 Demand Deposits 302 398 512 514 529 504 Interest Bearing Deposits 1103 1392 1983 2555 2537 2651 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 13% Total Deposit CAGR: 20% Loans Held for Investment CAGR: 28% 2003 2004 2005 2006 2007 Q1-2008 Loans Held for Investment 1230 1565 2076 2722 3462 3494 2003 2004 2005 2006 2007 ($ in millions) Q1-2008

2003 2004 2005 2006 2007 Q1-2008 Non Interest Expense 48430 57340 65344 86913 98606 105108 2003 2004 2005 2006 2007 Q1-2008 Net Interest Income 53155 74742 94130 117813 140667 146396 Non Interest Income 10892 13632 12001 17042 19712 22732 Revenue and Expense Growth Operating Revenue CAGR: 26% Net Interest Income CAGR: 27% Non-interest Income CAGR: 19% Non-interest Expense CAGR: 20% Net Interest Income Non-interest Income Non-interest Expense 2003 2004 2005^ 2006^ 2007^ ($ in thousands) 2008^ 64,047 88,374 106,131 134,855 160,379 169,128 ^ 2005 - 2008 reflects continuing operations. ..

Credit Quality Credit experience remains good Net charge-offs of $2.6 million in Q1-2008 Net charge-offs represent 29 bps for the quarter Loss rate consistent with guidance Decrease in non-accrual and ORE to $16.7 million from $24.1 million at Q4-2007 Provision of $3.8 million for in Q1-2008 Reserve balance increased to .97% Provision based on methodology and consistent with guidance Conditions in industry continue to warrant intensified focus and tightening of standards

Credit Quality Reserve / Loans .97% .95% .77% .91% 1.20% Non-accrual loans + ORE to loans + ORE ..48% ..69% ..37% ..27% ..37% Reserve to non-accruals 2.5x 1.5x 2.3x 3.3x 3.2x Reserve to NPL 1.8x 1.3x 1.9x 2.2x 3.1x Net Charge-offs / Average Loans YTD 2008 2007 2006 2005 2004

Closing Comments Another good quarter Continued cautious economic outlook Guidance remains at $33 million to $35 million Credit quality key as well as additional cuts in Fed funds rate

Q & A